Exhibit 10.2

THERMOGENESIS CORP.

2017 EQUITY INCENTIVE PLAN

STOCK OPTION AWARD AGREEMENT

Name:

Address:

_____________________________________________

Dear                                                             :

Subject to your signature below, you have been granted an option (the “Option”) to purchase shares of Common Stock, par value $0.001 per share (“Common Stock”), of ThermoGenesis Corp., a Delaware corporation (the “Company”), pursuant to the ThermoGenesis Corp. 2017 Equity Incentive Plan (the “Plan”) and this Stock Option Award Agreement (the “Option Agreement”). Your Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Capitalized terms used but not defined in this Option Agreement shall have the same meaning as set forth in the Plan.

Grant Date:	_________________, 20_____

Type of Option:	☐ Incentive Stock Option ☐ Nonstatutory Stock Option

Number of Shares:	_____________

Exercise Price per Share:	U.S. $________

Term:

This Option shall expire on the date that is ten (10) years after the Grant Date of your Option (the “Expiration Date”) or the date that it is exercised pursuant to its terms, unless terminated earlier pursuant to the terms of this Option Agreement or the Plan. Upon termination, exercise or expiration of this Option, all your rights hereunder shall cease.

Vesting:

One fifth (1/5) of the total shares subject to this Option will vest and become exercisable on each of the first five (5) anniversaries of the Grant Date of this Option, provided that you are still employed with, or are still in the service of, the Company as of each such vesting date. If application of the vesting schedule causes a fractional share, such share shall be rounded down to the nearest whole share for each month except for the last month of such vesting period. For purposes of clarity, other than described above, you shall not be entitled to any pro rata vesting upon termination.

Termination of Employment or Service:

The following conditions apply to your Option in the event that your employment or service (your “Service”) with the Company is terminated prior to the Expiration Date. In no event, however, will the time periods described herein extend the term of this Option beyond its Expiration Date or beyond the date this Option is otherwise cancelled pursuant to the provisions of the Plan. Unless provided otherwise in this Option Agreement or the Plan, upon any termination of your employment with, or cessation of your service to the Company and/or its Affiliates the unvested portion of this Option shall be forfeited.

	a.	Termination As a Result of Death or Disability. If your employment or service with the Company terminates by reason of your death or Disability at a time when your employment or service could not otherwise have been terminated for Cause, then this Option will terminate on the earlier of: (i) the Expiration Date, or (ii) the date that is six months after the date of such termination of your employment or service by reason of your death or Disability.

	b.	Termination for Cause. If your employment or service with the Company is terminated for Cause, this Option (vested and unvested) shall be forfeited immediately upon such termination, and you shall be prohibited from exercising your Option as of the date of such termination.

	c.	Termination For a Reason Other than Cause, Death or Disability (e.g., resign or fired without Cause). If your employment or service with the Company is terminated other than for Cause or other than as a result of your death or Disability, then this Option will terminate on the earlier of: (i) the Expiration Date, or (ii) the date that is ninety (90) days after the date of such termination.

Exercise:

You (or your estate, beneficiary or heir in the case of your death) may exercise this Option only if it has not been forfeited, terminated or has not otherwise expired, and only to the extent it is then vested. To exercise this Option, you must complete the Notice of Stock Option Exercise in the form attached hereto as Exhibit A (the “Notice of Stock Option Exercise”) and the Investment Representation Statement attached hereto as Exhibit B and return it to the address indicated on that form. The Notice of Stock Option Exercise will become effective upon its receipt by the Company. If your beneficiary or heir, or such other person or persons as may acquire your rights under this Option by will or by the laws of descent and distribution, wishes to exercise this Option after your death, such person must contact the Company and prove to the Company’s satisfaction that such person has the right and is entitled to exercise this Option. Your ability to exercise this Option may be restricted by the Company if required by applicable law. For administration purposes, this Option may not be exercised as to fewer than ten percent (10%) of the total Shares underlying the total grant unless it is exercised as to all Shares remaining under the Option.

To exercise this Option, your Notice of Stock Option Exercise must be accompanied by payment of the exercise price through any of the following methods of payment listed in the attached Notice of Stock Option Exercise.

Change of Control:	In the event of a Change of Control, your Option will be treated as set forth in Section 14 of the Plan.

Transferability:

You may not transfer or assign this Option for any reason, other than as set forth in the Plan, unless otherwise permitted by the Board or Committee. Any attempted transfer or assignment of this Option, other than as set forth in the Plan or as permitted by the Board or Committee, will be null and void.

Lockup Provision:

You agree that you will not, without the prior written consent of the managing underwriter (if any), during (a) the period commencing on the date of the final prospectus relating to the Company’s initial public offering and ending on the date specified by the Company and the managing underwriter (such period not to exceed two hundred ten (210) days), or (b) during the ninety (90) day period following the effective date of any other registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”): (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Shares acquired under this Option, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Shares acquired under this Option, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Shares or other securities, in cash or otherwise. The underwriters in connection with the applicable offering are intended third-party beneficiaries of this Stock Option Award Agreement and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. You further agree to execute such agreements as may be reasonably requested by the underwriters in connection with any applicable offering that are consistent with this market stand-off provision or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply to all stockholders subject to such agreements pro rata based on the number of shares subject to such agreements.

Restrictions on Exercise, Issuance and Transfer of Shares:	a.

General. No individual may exercise the Option, and no shares of Common Stock subject to this Option will be issued, unless and until the Company has determined to its satisfaction that such exercise and issuance will comply with all applicable federal and state securities laws, rules and regulations of the Securities and Exchange Commission, rules of any stock exchange on which shares of Common Stock of the Company may then be traded, or any other applicable laws.

	b.	Securities Laws. You acknowledge that you are acquiring this Option, and the right to purchase the shares of Common Stock subject to this Option, for investment purposes only and not with a view toward resale or other distribution thereof to the public which would be in violation of the Securities Act. You agree and acknowledge with respect to any shares of Common Stock that have not been registered under the Securities Act, that: (i) you will not sell or otherwise dispose of such shares of Common Stock, except as permitted pursuant to a registration statement declared effective under the Securities Act and qualified under any applicable state securities laws, or in a transaction which in the opinion of counsel for the Company is exempt from such required registration, and (ii) that a legend containing a statement to such effect will be placed on the certificates evidencing such shares of Common Stock. Further, as additional conditions to the issuance of the shares of Common Stock subject to this Option, you agree (with such agreement being binding upon any of your beneficiaries, heirs, legatees and/or legal representatives) to do the following prior to any issuance of such shares of Common Stock: (i) to execute and deliver to the Company such investment representations and warranties as set forth in the Investment Representation Statement attached hereto as Exhibit B; (ii) to enter into a restrictive stock transfer agreement, stockholders’ agreement, investors’ rights agreement or similar agreement restricting transfer of the Shares subject to this Option; and (iii) to take or refrain from taking such other actions as counsel for the Company may deem necessary or appropriate for compliance with the Securities Act, and any other applicable federal or state securities laws, regardless of whether the shares of Common Stock have at that time been registered under the Securities Act, or otherwise qualified under any applicable state securities laws.

Miscellaneous:	a.

You acknowledge that this Option Agreement is subject to the terms and conditions of the Plan, as it may be amended from time to time, including the right of the Company to repurchase shares subject to this Option under certain circumstances.

	b.	This Option Agreement may be amended only by written consent signed by both you and the Company, unless the amendment is not to your detriment. In addition, this Option Agreement may be amended or terminated by the Company or the Board without your consent in accordance with the provisions of the Plan.

	c.	The tax treatment of this Option is not guaranteed. Neither the Company nor any of its designees shall be liable for any taxes, penalties or other monetary amounts owed by any participant, employee, beneficiary or other person as a result of the grant, amendment, modification, exercise and/or payment of, or under, any award, notwithstanding any challenge made to the determination of Fair Market Value by any taxing authority. By accepting this Option, you acknowledge and agree to the foregoing. Furthermore, you acknowledge that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that the Company has advised you to consult a tax adviser prior to such exercise or disposition.

	d.	The failure of the Company to enforce any provision of this Option Agreement at any time shall in no way constitute a waiver of such provision or of any other provision hereof.

	e.	In the event any provision of this Option Agreement is held illegal or invalid for any reason, such illegality or invalidity shall not affect the legality or validity of the remaining provisions of this Option Agreement, and this Option Agreement shall be construed and enforced as if the illegal or invalid provision had not been included in the Option Agreement.

f.	As a condition to the grant of this Option, you agree (with such agreement being binding upon your legal representatives, guardians, legatees or beneficiaries) that this Option Agreement shall be interpreted by the Board or the Committee, as the case may be, and that any interpretation by the Board or the Committee of the terms of this Option Agreement, and any determination made by the Board or Committee pursuant to this Option Agreement, shall be final, binding and conclusive.

g.	This Option Agreement may be executed in counterparts each of which shall be deemed an original and all of which shall constitute one and the same agreement. This Option Agreement and the Notice of Stock Option Exercise Agreement may be executed and delivered by facsimile or PDF copy and, upon such delivery, be deemed effective.

BY SIGNING BELOW AND AGREEING TO THIS STOCK OPTION AWARD AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED HEREIN AND IN THE PLAN. YOU ALSO ACKNOWLEDGE RECEIPT OF A COPY OF THE PLAN.

THERMOGENESIS CORP.

By: ______________________________________
[insert name of grantee]
Name: ____________________________________

Title: _____________________________________

Exhibit A

THERMOGENESIS CORP.

NOTICE OF STOCK OPTION EXERCISE

Your completed form should be delivered to: THERMOGENESIS CORP., ATTENTION: PRESIDENT

Incomplete forms may cause a delay in processing your option exercise.

 OPTIONEE INFORMATION

Please complete the following. PLEASE WRITE YOUR FULL LEGAL NAME SINCE THIS NAME MAY BE ON YOUR STOCK CERTIFICATE.

Name:

Street Address:

City: _________________________________	State: ________________________________	Zip Code: ________________________________

Work Phone #: (_______) - _________- ____________	Home Phone #: (_______) - _________- ______________

Social Security #: _______ - _______ - __________

 DESCRIPTION OF OPTION(S) BEING EXERCISED

Please complete the following for each option that you wish to exercise.

Grant Date	Type of Option (specify ISO or NQSO)	Exercise Price Per Share	Number of Option Shares Being Purchased*	Total Exercise Price (multiply Exercise Price Per Share by Number of Option Shares Being Purchased)
		$		$
Aggregate Exercise Price				$

*Must be a whole number only. Exercise of fractional Option Shares is not permitted.

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 METHOD OF PAYMENT OF OPTION EXERCISE PRICE

Please select only one:

☐     Cash Exercise. I am enclosing a check or money order payable to “ThermoGenesis Corp.” for the Aggregate Exercise Price.

☐     Cancellation of Indebtedness. Currently owed and payable to me in the amount of $_____________.

 CERTIFICATE INSTRUCTIONS

Please select only one.

Name(s) in which the certificate for the purchased shares will be issued:

☐	In my name only
☐	In the names of my spouse and myself as community property
☐	In the names of my spouse and myself as joint tenants with the rights of survivorship

Spouse’s name (if applicable): _______________________________________________________________________________

The certificate for the purchased shares should be sent to the following address (complete only if to be sent to a different address than specified in Part 1):

Street Address:

City: ________________________________	State:______________________________	Zip Code:___________________________

 METHOD OF SATISFYING TAX WITHHOLDING OBLIGATION

Please select only one. You do not need to complete this Part if you are exercising only incentive stock options (ISOs) or if you are a non-employee director or consultant.

☐     Cash. I am enclosing a check or money order payable to “ThermoGenesis Corp.” for the withholding tax amount.

☐   Tax Amount Request. Please notify me of the amount of withholding taxes that will be due as a result of this option exercise. I understand that, after receiving notification of the withholding tax amount, I must immediately remit to the Company a check or money order payable to “ThermoGenesis Corp.” for that amount. I understand that the Company will not process my option exercise until it receives the check or money order covering the withholding tax amount due.

☐     I am not an employee.

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 ACKNOWLEDGEMENT AND SIGNATURE

Prior to receipt of the Shares exercised in accordance with this Notice, I acknowledge that I have delivered an executed Investment Representation Statement to ______________.

Signature: _________________________________________	Date: ____________________________________________

FOR COMPANY USE ONLY: Received by the Company on _____________________________________________.

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Exhibit B

THERMOGENESIS CORP.

INVESTMENT REPRESENTATION STATEMENT

TRANSFEREE:	___________ (“Transferee”)

ISSUER:	THERMOGENESIS CORP., a Delaware corporation

SECURITY:	__________ shares of Common Stock (the “Shares”)

DATE:	________ __, 20__

In connection with the exercise of any or all options under that certain Stock Option Award Agreement, dated _____________ ___, 20__, between Transferee and Issuer, Issuer issued the Shares to Transferee and, therefore, Transferee represents to the Issuer the following:

1.     Transferee confirms that the Shares are being acquired by the Transferee for the Transferee’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Transferee has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Transferee further represents that Transferee does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Shares.

2.     Transferee has received a copy of the ThermoGenesis Corp. 2017 Equity Incentive Plan (the “Plan”), and understands that the Shares when issued will continue to be subject to the Plan, including Section thereof.

3.     Transferee understands that the Shares remain subject to the provisions of the Stock Option Award Agreement between the Company and the Transferee and the provisions of the Plan, including, but not limited to the Company’s share repurchase right with respect to the Shares.

4.     Transferee has had an opportunity to discuss the Issuer’s business, management, financial affairs and the terms and conditions of the offering of the Shares with the Issuer’s management and has had an opportunity to review the Issuer’s facilities.

5.     Transferee understands that the Shares have not been, and will not be, registered under the Securities Act of 1933, as amended (“Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Transferee’s representations as expressed herein. Transferee understands that the Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, Transferee must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Transferee acknowledges that the Issuer has no obligation to register or qualify the Shares for resale except as set forth in the Investors’ Rights Agreement, if any, of the Issuer. Transferee further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and on requirements relating to the Issuer which are outside of the Transferee’s control, and which the Issuer is under no obligation and may not be able to satisfy.

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6.     Transferee understands that no public market now exists for the Shares, and that the Issuer has made no assurances that a public market will ever exist for the Shares.

7.     Transferee understands that the Shares and any securities issued in respect of or exchange for the Shares, may bear one or all of the following legends:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

8.     Transferee is aware of the adoption of Rule 144 by the Securities and Exchange Commission, promulgated under the Securities Act, which permits limited public resale of shares acquired in a non-public offering subject to the satisfaction of certain conditions.

9.     Transferee further acknowledges and understands that if the Issuer is not satisfying the current public information requirement of Rule 144 at the time Transferee wishes to sell the Shares, Transferee would be precluded from selling the Shares under Rule 144 even if the minimum holding period has been satisfied.

10.     Transferee is fully aware of: (a) the highly speculative nature of the investment in the Shares; (b) the financial hazards involved; (c) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Transferee may not be able to sell or dispose of the Shares or use them as collateral for loans); (d) the qualifications and backgrounds of the management of the Issuer; and (e) the tax consequences of investment in the Shares.

11.     In addition, Transferee represents and warrants that:

a.

At no time was Transferee presented with or solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement, or any other form of general advertising.

b.

Transferee understands that, in transferring the Shares, the Issuer has relied upon the exemption from registration under the Securities Act contained in Section 4(2) and that, in an attempt to effect compliance with all the conditions thereof and the applicable state law exemption, the Issuer is relying in good faith upon all of the foregoing representations and warranties on the part of the undersigned.

Very truly yours,

By:
Transferee Name

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